China Store Closings	12 Months Ended
Feb. 01, 2015
Restructuring and Related Activities [Abstract]
China Store Closings
CHINA STORE CLOSINGS
In fiscal 2012, the Company closed its remaining seven big box stores in China. As a result of the closings, the Company recorded a total charge of $145 million, net of tax, in fiscal 2012. Inventory markdown costs of $10 million are included in Cost of Sales, and $135 million of costs related to the impairment of goodwill and other assets, lease terminations, severance and other charges are included in SG&A in the accompanying Consolidated Statements of Earnings.